UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): June 12, 2003 (June 11, 2003)


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

              Delaware                                  64-0740905
     (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)                   Identification No.)

 3406 West Main Street, Tupelo, MS                          38801
(Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 842-2834

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1 Press release issued by Hancock Fabrics, Inc., dated June 11, 2003

Item 9.  Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

         On June 11, 2003, Hancock Fabrics, Inc. issued a press release announcing, among other things, revision of prior years' results for unbilled workers' compensation claims. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HANCOCK FABRICS, INC.
                                               (Registrant)

                                           By:/s/ Bruce D. Smith
                                              ---------------------
                                                  Bruce D. Smith

                                              Senior Vice President and
                                               Chief Financial Officer
                                              (Principal Financial and
                                               Accounting Officer)

June 11, 2003

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

                                INDEX TO EXHIBITS


  Exhibit
  Number     Description
-----------  ------------------------------------------------------------------

   99.1      Press release issued by Hancock Fabrics, Inc., dated June 11, 2003

                                                                   Exhibit 99.1

Hancock Fabrics, Inc.                                     FOR IMMEDIATE RELEASE
Corporate Headquarters
3406 West Main Street
Tupelo, MS  38801                                         June 11, 2003


Released by: Ellen Kennedy
             (662) 842-2834, Ext. 109


                      HANCOCK FABRICS REVISES PRIOR YEARS'
                              RESULTS FOR UNBILLED
                          WORKERS' COMPENSATION CLAIMS


Hancock Fabrics, Inc. (NYSE symbol: HKF), today reported that the insurance carrier/administrator for Hancock's self-insured workers' compensation policy failed to bill Hancock fully for various claims related to plan years going back to 1993. Consequently, Hancock is revising its results for those years to reflect the additional liability, which totals $938,000 after tax over the entire ten-year period. The Company anticipates that the adjustment to net income in any one year will not exceed one cent per share, and will be reflected in an amended Annual Report on Form 10-K to be filed promptly with the SEC.

Larry G. Kirk, Chief Executive Officer, said, "Over the years, our Company has been very sensitive to the accuracy and clarity of our financial reports. We acted on the issue as soon as it was confirmed by recording the liability in the affected periods. Although the amount in its entirety and as to any one year is immaterial, we felt it was the right thing to revise the affected periods."

Hancock Fabrics, Inc. is a retail and wholesale merchant of fabric and related home sewing and decorating accessories. The Company operates 430 retail fabric stores in 42 states, supplies various independent wholesale customers and operates an internet store under its two domain names, www.hancockfabrics.com and www.homedecoratingaccents.com.


Released at 4:00 p.m.
Tupelo, MS

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